                                        UNITED STATES
                              SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D. C. 20549

                                         SCHEDULE 14A
                                        (Rule 14a-101)

                           INFORMATION REQUIRED IN PROXY STATEMENT
                                  SCHEDULED 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of the Securities
                     Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant                       X
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[X]   Definitive Additional Materials
[   ] Soliciting Material Pursuant to sec.240.14a-12

                                       Edison International
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             (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1)Title of each class of securities to which transaction applies:
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      (2)Aggregate number of securities to which transaction applies:
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      (3)Per unit price or other underlying value of transaction computed pursuant to Exchange
Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)
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      (4)Proposed maximum aggregate value of transaction:
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      (5)Total fee paid:
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[   ] Fee paid previously with preliminary materials.
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[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)Amount previously paid:
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      (2)Form, Schedule or Registration Statement No.
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      (3)Filing Party:
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      (4)Date Filed:
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The following e-mail was sent to all Edison International Employees on March 18, 2008:

Subject: Availability of Joint Proxy Statement and Edison International Annual Report

To: Edison International Employees

The Edison International and Southern California Edison Company Joint Proxy Statement for
the Annual Shareholders' Meeting to be held on April 24, 2008 and the Edison International
2007 Annual Report are available at the following Internet website: www.ematerials.com/eix.

Employees who own Edison International shares are encouraged to take an active role in the governance of our company and vote.

If you had investments in the Edison International Stock Fund through the Edison 401(k)
Savings Plan on February 25, 2008, you will receive a Joint Notice of 2008 Annual Meetings and Internet Availability of Proxy Materials (the "Notice").  You may vote your shares via the Internet using the control number provided on the Notice.  If you haven't voted by March
24, 2008, Edison International will send you a proxy/voting instruction card to allow you to vote by mail, by telephone, or via the Internet.  Participants in the Edison 401(k) Savings
Plan may request a paper copy of the Edison International proxy materials by following the instructions provided in the Notice.

If you owned shares of Edison International in your own name on February 25, 2008, you will receive the Joint Proxy Statement, Annual Report and proxy/voting instruction card with instructions on how to vote your shares by mail, by telephone, or via the Internet.  You may vote your shares using the control number provided on the proxy/voting instruction card.

If you owned shares of Edison International on February 25, 2008 through a bank, broker or other nominee, you should receive the proxy materials, including a proxy/voting instruction card, from your nominee.  If you do not receive the materials, please contact your nominee.

If you hold stock options, restricted stock units or deferred stock units, you are not entitled to vote these securities.  However, employees who hold these securities may request a paper copy of the Edison International proxy materials at no charge by contacting the SCE
Law Department, Corporate Governance, at 2244 Walnut Grove Avenue, P.O. Box 800, Rosemead,
CA 91770, or at (626) 302-6103.

Barbara E. Mathews
Vice President, Associate General Counsel,
Chief Governance Officer and Corporate Secretary